INVESCO FLOATING RATE FUND                                         SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  2/28/2014
FILE NUMBER :       811-09913
SERIES NO.:         6

72DD.     1   Total income dividends for which record date passed during the period. (000's Omitted)
              Class A                             $   21,206
          2   Dividends for a second class of open-end company shares (000's
              Omitted)
              Class C                             $   10,280
              Class R                             $      131
              Class Y                             $   13,876
              Class R5                            $      214
              Class R6                            $    1,391

73A.          Payments per share outstanding during the entire current period:
              (form nnn.nnnn)
          1   Dividends from net investment income
              Class A                             $   0.1605
          2 Dividends for a second class of open-end company shares (form nnn.nnnn)
              Class C                             $   0.1400
              Class R                             $   0.1510
              Class Y                             $   0.1700
              Class R5                            $   0.1716
              Class R6                            $   0.1738

74U.      1   Number of shares outstanding (000's Omitted)
              Class A                                143,132
          2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
              Class C                                 81,494
              Class R                                  1,315
              Class Y                                 98,133
              Class R5                                 1,296
              Class R6                                 8,043

74V.      1   Net asset value per share (to nearest cent)
              Class A                             $     7.98
          2   Net asset value per share of a second class of open-end company shares (to nearest cent)
              Class C                             $     7.95
              Class R                             $     8.00
              Class Y                             $     7.97
              Class R5                            $     7.99
              Class R6                            $     7.99

INVESCO LOW VOLATILITY EQUITY YIELD FUND                           SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  2/28/2014
FILE NUMBER :       811-09913
SERIES NO.:         7

72DD.     1   Total income dividends for which record date passed during the period. (000's Omitted)
              Class A                             $    2,833
          2   Dividends for a second class of open-end company shares (000's
              Omitted)
              Class B                             $      135
              Class C                             $      385
              Class R                             $        3
              Class Y                             $       65
              Investor Class                      $      874
              Class R5                            $      211

73A.          Payments per share outstanding during the entire current period:
              (form nnn.nnnn)
          1   Dividends from net investment income
              Class A                             $   0.1438
          2 Dividends for a second class of open-end company shares (form nnn.nnnn)
              Class B                             $   0.1035
              Class C                             $   0.1033
              Class R                             $   0.1302
              Class Y                             $   0.1574
              Investor Class                      $   0.1442
              Class R5                            $   0.1631

74U.      1   Number of shares outstanding (000's Omitted)
              Class A                                 19,431
          2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
              Class B                                  1,213
              Class C                                  3,656
              Class R                                     18
              Class Y                                    399
              Investor Class                           5,687
              Class R5                                 1,306

74V.      1   Net asset value per share (to nearest cent)
              Class A                             $    10.76
          2   Net asset value per share of a second class of open-end company shares (to nearest cent)
              Class B                             $    10.62
              Class C                             $    10.59
              Class R                             $    10.71
              Class Y                             $    10.81
              Investor Class                      $    10.80
              Class R5                            $    10.82

INVESCO GLOBAL REAL ESTATE INCOME FUND                             SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  2/28/2014
FILE NUMBER :       811-09913
SERIES NO.:         10

72DD.     1   Total income dividends for which record date passed during the period. (000's Omitted)
              Class A                             $   15,883
          2   Dividends for a second class of open-end company shares (000's
              Omitted)
              Class B                             $       39
              Class C                             $    2,409
              Class Y                             $    7,029
              Class R5                            $      664
              Class R6                            $        1

73A.          Payments per share outstanding during the entire current period:
              (form nnn.nnnn)
          1   Dividends from net investment income
              Class A                             $   0.2216
          2 Dividends for a second class of open-end company shares (form nnn.nnnn)
              Class B                             $   0.1883
              Class C                             $   0.1883
              Class Y                             $   0.2318
              Class R5                            $   0.2355
              Class R6                            $   0.2393

74U.      1   Number of shares outstanding (000's Omitted)
              Class A                                 67,372
          2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
              Class B                                    192
              Class C                                 12,590
              Class Y                                 35,775
              Class R5                                 2,631
              Class R6                                     7

74V.      1   Net asset value per share (to nearest cent)
              Class A                             $     8.92
          2   Net asset value per share of a second class of open-end company shares (to nearest cent)
              Class B                             $     8.90
              Class C                             $     8.90
              Class Y                             $     8.89
              Class R5                            $     8.91
              Class R6                            $     8.92

INVESCO CORE PLUS BOND FUND                                        SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  2/28/2014
FILE NUMBER :       811-09913
SERIES NO.:         11

72DD.     1   Total income dividends for which record date passed during the period. (000's Omitted)
              Class A                             $    6,830
          2   Dividends for a second class of open-end company shares (000's
              Omitted)
              Class B                             $      262
              Class C                             $      586
              Class R                             $       58
              Class Y                             $       34
              Class R5                            $       40
              Class R6                            $    4,381

73A.          Payments per share outstanding during the entire current period:
              (form nnn.nnnn)
          1   Dividends from net investment income
              Class A                             $   0.2286
          2 Dividends for a second class of open-end company shares (form nnn.nnnn)
              Class B                             $   0.1891
              Class C                             $   0.1891
              Class R                             $   0.2154
              Class Y                             $   0.2420
              Class R5                            $   0.2417
              Class R6                            $   0.2417

74U.      1   Number of shares outstanding (000's Omitted)
              Class A                                 29,287
          2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
              Class B                                  1,273
              Class C                                  2,963
              Class R                                    274
              Class Y                                    146
              Class R5                                   130
              Class R6                                18,322

74V.      1   Net asset value per share (to nearest cent)
              Class A                             $    10.75
          2   Net asset value per share of a second class of open-end company shares (to nearest cent)
              Class B                             $    10.75
              Class C                             $    10.75
              Class R                             $    10.75
              Class Y                             $    10.76
              Class R5                            $    10.74
              Class R6                            $    10.74

INVESCO GROWTH AND INCOME FUND                                     SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  2/28/2014
FILE NUMBER :       811-09913
SERIES NO.:         12

72DD.     1   Total income dividends for which record date passed during the period. (000's Omitted)
              Class A                             $   36,227
          2   Dividends for a second class of open-end company shares (000's
              Omitted)
              Class B                             $      734
              Class C                             $    1,064
              Class R                             $    1,068
              Class Y                             $   16,265
              Class R5                            $    6,913
              Class R6                            $    3,353

73A.          Payments per share outstanding during the entire current period:
              (form nnn.nnnn)
          1   Dividends from net investment income
              Class A                             $   0.1902
          2 Dividends for a second class of open-end company shares (form nnn.nnnn)
              Class B                             $   0.1889
              Class C                             $   0.0910
              Class R                             $   0.1575
              Class Y                             $   0.2232
              Class R5                            $   0.2349
              Class R6                            $   0.2473

74U.      1   Number of shares outstanding (000's Omitted)
              Class A                                188,582
          2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
              Class B                                  3,501
              Class C                                 11,924
              Class R                                  6,827
              Class Y                                 74,825
              Class R5                                31,256
              Class R6                                18,641

74V.      1   Net asset value per share (to nearest cent)
              Class A                             $    27.30
          2   Net asset value per share of a second class of open-end company shares (to nearest cent)
              Class B                             $    27.11
              Class C                             $    27.03
              Class R                             $    27.31
              Class Y                             $    27.32
              Class R5                            $    27.35
              Class R6                            $    27.36

INVESCO EQUALLY-WEIGHTED S&P 500 FUND                              SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  2/28/2014
FILE NUMBER :       811-09913
SERIES NO.:         13

72DD.     1   Total income dividends for which record date passed during the period. (000's Omitted)
              Class A                             $   12,875
          2   Dividends for a second class of open-end company shares (000's
              Omitted)
              Class B                             $      127
              Class C                             $    1,211
              Class R                             $      354
              Class Y                             $    7,443
              Class R6                            $      165

73A.          Payments per share outstanding during the entire current period:
              (form nnn.nnnn)
          1   Dividends from net investment income
              Class A                             $   0.4840
          2 Dividends for a second class of open-end company shares (form nnn.nnnn)
              Class B                             $   0.2594
              Class C                             $   0.2594
              Class R                             $   0.4074
              Class Y                             $   0.5654
              Class R6                            $   0.5755

74U.      1   Number of shares outstanding (000's Omitted)
              Class A                                 29,050
          2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
              Class B                                    421
              Class C                                  5,608
              Class R                                  1,084
              Class Y                                 15,347
              Class R6                                   372

74V.      1   Net asset value per share (to nearest cent)
              Class A                             $    45.00
          2   Net asset value per share of a second class of open-end company shares (to nearest cent)
              Class B                             $    44.99
              Class C                             $    43.53
              Class R                             $    44.88
              Class Y                             $    45.32
              Class R6                            $    45.33

INVESCO CALIFORNIA TAX-FREE INCOME FUND                            SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  2/28/2014
FILE NUMBER :       811-09913
SERIES NO.:         14

72DD.     1   Total income dividends for which record date passed during the period. (000's Omitted)
              Class A                             $    4,927
          2   Dividends for a second class of open-end company shares (000's
              Omitted)
              Class B                             $    1,739
              Class C                             $      388
              Class Y                             $      463

73A.          Payments per share outstanding during the entire current period:
              (form nnn.nnnn)
          1   Dividends from net investment income
              Class A                             $   0.2459
          2 Dividends for a second class of open-end company shares (form nnn.nnnn)
              Class B                             $   0.2475
              Class C                             $   0.2187
              Class Y                             $   0.2608

74U.      1   Number of shares outstanding (000's Omitted)
              Class A                                 24,515
          2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
              Class B                                  1,765
              Class C                                  1,671
              Class Y                                  1,731

74V.      1   Net asset value per share (to nearest cent)
              Class A                             $    11.73
          2   Net asset value per share of a second class of open-end company shares (to nearest cent)
              Class B                             $    11.84
              Class C                             $    11.81
              Class Y                             $    11.78

INVESCO EQUITY AND INCOME FUND                                     SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  2/28/2014
FILE NUMBER :       811-09913
SERIES NO.:         17

72DD.     1   Total income dividends for which record date passed during the period. (000's Omitted)
              Class A                             $   96,266
          2   Dividends for a second class of open-end company shares (000's
              Omitted)
              Class B                             $    3,821
              Class C                             $    9,406
              Class R                             $    1,896
              Class Y                             $    6,316
              Class R5                            $    3,347
              Class R6                            $      734

73A.          Payments per share outstanding during the entire current period:
              (form nnn.nnnn)
          1   Dividends from net investment income
              Class A                             $   0.1144
          2 Dividends for a second class of open-end company shares (form nnn.nnnn)
              Class B                             $   0.0729
              Class C                             $   0.0732
              Class R                             $   0.1015
              Class Y                             $   0.1278
              Class R5                            $   0.1308
              Class R6                            $   0.1358

74U.      1   Number of shares outstanding (000's Omitted)
              Class A                                894,306
          2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
              Class B                                 48,710
              Class C                                140,760
              Class R                                 19,606
              Class Y                                 56,875
              Class R5                                36,468
              Class R6                                 7,577

74V.      1   Net asset value per share (to nearest cent)
              Class A                             $    10.82
          2   Net asset value per share of a second class of open-end company shares (to nearest cent)
              Class B                             $    10.60
              Class C                             $    10.65
              Class R                             $    10.87
              Class Y                             $    10.83
              Class R5                            $    10.83
              Class R6                            $    10.83

INVESCO S&P 500 INDEX FUND                                         SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  2/28/2014
FILE NUMBER :       811-09913
SERIES NO.:         21

72DD.     1   Total income dividends for which record date passed during the period. (000's Omitted)
              Class A                             $    7,180
          2   Dividends for a second class of open-end company shares (000's
              Omitted)
              Class B                             $       81
              Class C                             $      813
              Class Y                             $      437

73A.          Payments per share outstanding during the entire current period:
              (form nnn.nnnn)
          1   Dividends from net investment income
              Class A                             $   0.2774
          2 Dividends for a second class of open-end company shares (form nnn.nnnn)
              Class B                             $   0.1479
              Class C                             $   0.1490
              Class Y                             $   0.3208

74U.      1   Number of shares outstanding (000's Omitted)
              Class A                                 26,175
          2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
              Class B                                    477
              Class C                                  5,676
              Class Y                                  1,137

74V.      1   Net asset value per share (to nearest cent)
              Class A                             $    19.99
          2   Net asset value per share of a second class of open-end company shares (to nearest cent)
              Class B                             $    19.64
              Class C                             $    19.42
              Class Y                             $    20.19

INVESCO AMERICAN FRANCHISE FUND                                    SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  2/28/2014
FILE NUMBER :       811-09913
SERIES NO.:         22

72DD.     1   Total income dividends for which record date passed during the period. (000's Omitted)
              Class A                             $    8,146
          2   Dividends for a second class of open-end company shares (000's
              Omitted)
              Class B                             $      285
              Class Y                             $      287
              Class R5                            $      126
              Class R6                            $      415

73A.          Payments per share outstanding during the entire current period:
              (form nnn.nnnn)
          1   Dividends from net investment income
              Class A                             $   0.0159
          2 Dividends for a second class of open-end company shares (form nnn.nnnn)
              Class B                             $   0.0159
              Class Y                             $   0.0399
              Class R5                            $   0.0457
              Class R6                            $   0.0556

74U.      1   Number of shares outstanding (000's Omitted)
              Class A                                524,085
          2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
              Class B                                 17,080
              Class C                                 25,222
              Class R                                  1,822
              Class Y                                  7,094
              Class R5                                 2,806
              Class R6                                 7,629

74V.      1   Net asset value per share (to nearest cent)
              Class A                             $    17.36
          2   Net asset value per share of a second class of open-end company shares (to nearest cent)
              Class B                             $    16.97
              Class C                             $    16.72
              Class R                             $    17.25
              Class Y                             $    17.49
              Class R5                            $    17.46
              Class R6                            $    17.47

INVESCO PENNSYLVANIA TAX FREE INCOME FUND                          SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  2/28/2014
FILE NUMBER :       811-09913
SERIES NO.:         25

72DD.     1   Total income dividends for which record date passed during the period. (000's Omitted)
              Class A                             $    2,233
          2   Dividends for a second class of open-end company shares (000's
              Omitted)
              Class B                             $       31
              Class C                             $      164
              Class Y                             $       51

73A.          Payments per share outstanding during the entire current period:
              (form nnn.nnnn)
          1   Dividends from net investment income
              Class A                             $   0.3012
          2 Dividends for a second class of open-end company shares (form nnn.nnnn)
              Class B                             $   0.3018
              Class C                             $   0.2436
              Class Y                             $   0.3209

74U.      1   Number of shares outstanding (000's Omitted)
              Class A                                  7,151
          2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
              Class B                                     95
              Class C                                    631
              Class Y                                    148

74V.      1   Net asset value per share (to nearest cent)
              Class A                             $    15.92
          2   Net asset value per share of a second class of open-end company shares (to nearest cent)
              Class B                             $    15.96
              Class C                             $    15.95
              Class Y                             $    15.94

INVESCO SMALL CAP DISCOVERY FUND                                   SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  2/28/2014
FILE NUMBER :       811-09913
SERIES NO.:         26

74U.      1   Number of shares outstanding (000's Omitted)
              Class A                                 50,278
          2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
              Class B                                  1,137
              Class C                                  5,911
              Class Y                                 14,285
              Class R5                                 4,186
              Class R6                                 6,245

74V.      1   Net asset value per share (to nearest cent)
              Class A                             $    12.30
          2   Net asset value per share of a second class of open-end company shares (to nearest cent)
              Class B                             $    11.17
              Class C                             $    10.64
              Class Y                             $    12.66
              Class R5                            $    12.69
              Class R6                            $    12.70